    As filed with the Securities and Exchange Commission on December 5, 1996
                                                      REGISTRATION NO. 333-_____

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                         BROADWAY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                           95-4547287
     (State or other jurisdiction of           (I.R.S. Employer
     incorporation or organization)         Identification Number)

                            -------------------------

      4835 WEST VENICE BOULEVARD, LOS ANGELES, CALIFORNIA   90019
             (Address of principal executive offices)     (zip code)

   BROADWAY FINANCIAL CORPORATION 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
             BROADWAY FINANCIAL CORPORATION LONG TERM INCENTIVE PLAN
                            (Full title of the plan)

                          ----------------------------

                                 PAUL C. HUDSON
                         BROADWAY FINANCIAL CORPORATION
                           4835 WEST VENICE BOULEVARD
                          LOS ANGELES, CALIFORNIA 90019
                                 (213) 931-1886
            (Name, address, including zip code, and telephone number
                   including area code, of agent for service)

                          ----------------------------

                                   Copies to:
                               JAMES R. WALTHER
                              MAYER, BROWN & PLATT
                             350 SOUTH GRAND AVENUE
                          LOS ANGELES, CALIFORNIA 90071
                                 (213) 229-9500

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
   As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/



                         CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------
                                                   Proposed         Proposed
         Title of                  Amount           Maximum          Maximum         Amount of
        Securities                 to be         Offering Price     Aggregate      Registration
     to be Registered           Registered(1)     Per Share(2)    Offering Price        Fee
-------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value      89,269            $9.44           $842,699          $256
-------------------------------------------------------------------------------------------------

(1) Of this number, 26,781 shares are being registered for issuance under the Stock Option Plan for Outside Directors and 62,488 shares are being registered for issuance under the Long Term Incentive Plan (the foregoing Plans are referred to herein collectively as the "Plans").

(2) Estimated solely for the purpose of calculating the amount of the registration fee. Pursuant to Rule 457(c) of the Securities Act of 1933, as amended, the price per share is estimated to be $9.44, based upon the average of the bid and asked prices of the common stock, par value
     $0.01 per share, of the Registrant as reported on the NASDAQ SmallCap Market as reported by Tradeline on December 3, 1996.

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IMMEDIATELY UPON FILING IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND 17 C.F.R. Section 230.462.

BROADWAY FINANCIAL CORPORATION.

PART I    INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEMS 1. & 2. The documents containing the information for the Broadway Financial Corporation (the "Company" or the "Registrant") 1996 Stock Option Plan for Outside Directors and the Company's Long Term Incentive Plan (the "Plans") required by Part I of the Registration Statement will be sent or given to the participants in the Plans as specified by Rule 428(b)(1). Such documents are not filed with the Securities and Exchange Commission (the "SEC") either as a part of this Registration Statement or as a prospectus or prospectus supplement pursuant to Rule 424 in reliance on Rule 428.

PART II   INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed or to be filed with the SEC are incorporated by reference in this Registration Statement:

     (a)  The Company's Registration Statement on Form S-1 (File No. 33-96814).

     (b) The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (File No. 00027464).

     (c) The Company's Quarterly Report on Form 10-QSB filed by the Registrant for the fiscal quarter ended March 31, 1996 (File No. 00027464).

     (d) The Company's Quarterly Report on Form 10-QSB filed by the Registrant for the fiscal quarter ended June 30, 1996 (File No. 00027464).

     (e) The Company's Quarterly Report on Form 10-QSB filed by the Registrant for the quarter ended September 30, 1996 (File No. 00027464).

     (f) The description of Registrant's Common Stock contained in Registrant's Form 8-A (File No. 00027464), as filed with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 12b-15 promulgated thereunder on December 28, 1995.

     (g) All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold.

     ANY STATEMENT CONTAINED IN THIS REGISTRATION STATEMENT, OR IN A DOCUMENT INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE HEREIN, SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS REGISTRATION STATEMENT TO THE EXTENT THAT A STATEMENT CONTAINED HEREIN, OR IN ANY OTHER SUBSEQUENTLY FILED DOCUMENT WHICH ALSO IS INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE HEREIN, MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY SUCH STATEMENT SO MODIFIED OR

SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS REGISTRATION STATEMENT.

ITEM 4.  DESCRIPTION OF SECURITIES

Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

Not applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Directors and officers of the Registrant are indemnified and held harmless against liability to the fullest extent permissible by the Delaware General Corporation Law ("DGCL") as it currently exists or as it may be amended provided any such amendment provides broader indemnification provisions than currently exists. This indemnification applies to the Directors who administer the Plans.

     Section 102(b)(7) of the DGCL provides that a corporation in its original certificate of incorporation or an amendment thereto may eliminate or limit the personal liability of a director for monetary damages for a breach of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for the willful or negligent violation of Sections 160 or 173 of the DGCL relating to stock purchases and redemptions and payment of dividends) or
(iv) for any transaction from which a director derived an improper personal benefit. The Registrant's Certificate of Incorporation provides for the limitation on personal liability of a director as permitted by Section 102(b)(7) of the DGCL.

     The Certificate of Incorporation and the Bylaws of the Company provide for indemnification of officers and directors to the fullest extent permitted by Delaware law. Section 145 of the DGCL provides that a corporation may indemnify any person, including an officer or director, who is, or is threatened to be made, a party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation) by reason of the fact that such person was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests and, for criminal actions or proceedings, had no reasonable cause to believe that his or her conduct was unlawful. A Delaware corporation also may indemnify any such person who is, or is threatened to be made, a party to an action by or in the right of the corporation as provided above, except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to the corporation. If such person is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses (including attorneys' fees) which such person actually and reasonably incurred.

     In addition, the Company and its officers and directors are covered by directors' and officers' liability insurance, which generally provides coverage for losses directors and officers become obligated to pay, or for which the Company may be required or permitted by law to pay as indemnity to the directors and officers, for certain claims made against the directors and officers.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.


ITEM 8.  LIST OF EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement on Form S-8:

     4.1  Form of Common Stock Certificate.

     5.1 Opinion of Mayer, Brown & Platt, Los Angeles, California as to the legality of the Common Stock registered hereby.

     23.1 Consent of Mayer, Brown & Platt (contained in the opinion included as
          Exhibit 5.1).

     23.2 Consent of KPMG Peat Marwick LLP.

     24.1 Power of Attorney is located on the signature pages.

     99.1 Broadway Financial Corporation 1996 Stock Option Plan for Outside Directors.

     99.2 Broadway Financial Corporation Long Term Incentive Plan.


ITEM 9.  UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

  (i) To include any Prospectus required by Section 10(a)(3) of the Securities Act of 1933;

 (ii) To reflect in the Prospectus any facts or events which, individually or together, represent a fundamental change in the information in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(iii) To include any additional or changed material information on the plan of distribution.

     unless the information required by (i) and (ii) is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Offering.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                   SIGNATURES


     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on December 4, 1996.


                                      BROADWAY FINANCIAL CORPORATION



                                      By: /s/  Paul C. Hudson
                                         ------------------------------
                                         Paul C. Hudson
                                         CHIEF EXECUTIVE OFFICER AND PRESIDENT



                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Paul C. Hudson or Bob Adkins or any of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



          /s/ Paul C. Hudson
-----------------------------------------
             Paul C. Hudson
    Chief Executive Officer, President
              and Director



          /s/ Bob Adkins
-----------------------------------------
            Bob Adkins
       Senior Vice President,
   Principal Financial Officer and
     Principal Accounting Officer

          /s/ Elbert T. Hudson
-----------------------------------------
            Elbert T. Hudson
          Chairman of the Board



          /s/ Kellogg Chan
-----------------------------------------
            Kellogg Chan
              Director



          /s/ Dr. Willis K. Duffy
-----------------------------------------
            Dr. Willis K. Duffy
               Director



          /s/ Rosa M. Hill

-----------------------------------------
            Rosa M. Hill
              Director



          /s/ A. Odell Maddox
-----------------------------------------
            A. Odell Maddox
                Director



          /s/ Lyle A. Marshall
-----------------------------------------
            Lyle A. Marshall
                Director



          /s/ Larkin Teasley
-----------------------------------------
            Larkin Teasley
               Director





DATED: December 4, 1996